SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report: September 14, 1999
(Date of earliest event reported)

PaineWebber Mortgage Acceptance Corporation IV (as depositor under the Pooling and Master Servicing Agreement, dated as of September 1, 1999, relating to the Fremont Home Loan Trust 1999-3, Home Loan Asset Backed Certificates, Series 1999-3)


                PaineWebber Mortgage Acceptance Corporation IV
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


Delaware                             333-79283                06-1204982
------------------------------  --------------------   -------------------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)


1285 Avenue of the Americas
New York, New York                                           10019
----------------------------------------------    ------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code   (212) 713-2000



------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     Other Events

            Attached as an exhibit are certain Structural Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by PaineWebber Incorporated which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------
  (99.1)                                Structural Term Sheets and Computational
                                        Materials prepared by PaineWebber
                                        Incorporated in connection with Fremont
                                        Home Loan Trust 1999-3, Home Loan Asset
                                        Backed Certificates, Series 1999-3

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PAINEWEBBER MORTGAGE ACCEPTANCE
                                   CORPORATION IV

September 14, 1999
                                      By: /s/ Barbara Dawson
                                          -------------------------------
                                          Name: Barbara Dawson
                                          Title:  Senior Vice President

                              INDEX TO EXHIBITS

                                                              Paper (P) or
Exhibit No.             Description                           Electronic (E)
-----------             -----------                           --------------
(99.1)                  Structural Term Sheets and                  E
                        Computational Materials prepared by
                        PaineWebber Incorporated in
                        connection with Fremont Home Loan
                        Trust 1999-3, Home Loan Asset
                        Backed Certificates, Series 1999-3